UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 22, 2007

MainSource Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Indiana	0-12422	35-1562245
State or Other Jurisdiction of	Commission File No.	I.R.S. Employer
Incorporation or Organization		Identification Number

201 North Broadway
Greensburg, Indiana 47240
(Address of principal executive offices)

(812) 663-0157
(Registrant’s Telephone Number,
Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                Other Events

On March 22, 2007, Mainsource Financial Group, Inc. issued a press release announcing that its Board of Directors has authorized a new stock purchase program effective April 1, 2007 to replace the one that will be completed on March 31, 2007.  Under the new program, the Company will repurchase up to 2.5% of the currently outstanding common stock of MainSource Financial Group, Inc., or approximately 500,000 shares.  The new program will expire on March 31, 2008, unless completed sooner or otherwise extended.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01                Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

99.1	Press Release of Mainsource Financial Group, Inc. dated March 22, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DATE: March 22, 2007	MAINSOURCE FINANCIAL GROUP, INC.

/s/ James L. Saner, Sr.
James L. Saner
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Mainsource Financial Group, Inc. dated March 22, 2007.